Exhibit 10.40

RELEASE OF SUBSIDIARY GUARANTEE
This Release of Subsidiary Guarantee (this “Agreement”) is entered into as of December 29, 2015, by and among HollyFrontier Corporation, a Delaware corporation (the “Borrower”) and MUFG Union Bank, N.A. (f/k/a Union Bank, N.A.), as administrative agent under the Credit Agreement referred to below (the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, the Borrower, the Administrative Agent and the Lenders are party to that certain Senior Unsecured 5-Year Revolving Credit Agreement dated July 1, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Borrower (as successor-in-interest to Frontier Oil Corporation), certain of its Subsidiaries and Wells Fargo Bank, National Association, as trustee (the “Trustee”) are party to that certain Indenture dated as of November 22, 2010 (the “Base Indenture”), as supplemented and amended by the First Supplemental Indenture dated as of November 22, 2010, the Second Supplemental Indenture dated as of May 26, 2011, the Third Supplemental Indenture dated as of July 1, 2011 and the Fourth Supplemental Indenture dated as of September 6, 2013 (collectively, the “Supplemental Indentures” and, together with the Base Indenture, the “Indenture”);
WHEREAS, pursuant to Article Eleven of the Indenture and Section 5 of the Notes (as defined in the Indenture, the “Notes”), the Borrower has redeemed (the “Redemption”) all of the outstanding Notes issued under the Indenture;
WHEREAS, pursuant to Section 5.09, the Subsidiary Guarantee of each Subsidiary shall be released and discharged as provided in Section 9.09 contemporaneously with the last to occur of (i) the full satisfaction of such Guarantor’s obligations under any Material Indebtedness and (ii) the release and discharge of such Guarantor from its Guarantee of such Material Indebtedness;
WHEREAS, pursuant to the Redemption and the release and discharge of such Guarantors from their respective Guarantees of the Notes, the obligations of each of the Guarantors under such Material Indebtedness were satisfied in full and such Guarantors were released and discharged from their respective Guarantees of such Material Indebtedness;
WHEREAS, pursuant to Section 9.09, the Administrative Agent is authorized to execute and deliver this Agreement without the consent of any Lender;

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WHEREAS, the Borrower has requested that the Administrative Agent provide this Agreement to evidence the termination of the obligations of the Released Subsidiary Guarantors (as defined below);

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Administrative Agent mutually covenant and agree for their own benefit and the benefit of the Lenders as follows:
ARTICLE I
DEFINITIONS

Section 1.01    Defined Terms; Sections. As used in this Agreement, terms defined in the Credit Agreement or in the preamble or recitals hereto are used herein as therein defined. Any reference herein to Sections shall be construed to refer to Sections of the Credit Agreement.
ARTICLE II
RELEASE OF SUBSIDIARY GUARANTORS

Section 2.01    Representations and Warranties of Borrower. The Borrower hereby represents and warrants to the Lenders that (i) all of the information set forth in this Agreement, including the recitals hereto, is true and correct in all material respects and (ii) after giving effect to the release of Subsidiary Guarantors provided in Section 2.02 of this Agreement, all of the Indebtedness of the Released Subsidiary Guarantors shall be permitted under Section 6.01.
Section 2.02    Release of Subsidiary Guarantors. The Borrower and the Administrative Agent hereby confirm that (a) each of the Subsidiaries listed on Schedule A attached hereto (collectively, the “Released Subsidiary Guarantors”) is automatically released and relieved of any obligations under the Subsidiary Guarantee pursuant to Section 9.09 and (b) the Subsidiary Guarantee is automatically terminated and is no longer in full force and effect.
ARTICLE III
MISCELLANEOUS

Section 3.01    Loan Document. This Agreement is a Loan Document. THIS AGREEMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
Section 3.02     Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. Sections 9.10 and 9.11 are incorporated hereby mutatis mutandis.

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Section 3.03     Severability Clause. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
Section 3.04    Acknowledgment; Ratification. The Borrower hereby (a) acknowledges the terms of each Loan Document to which it is a party, ratifies and affirms its obligations thereunder, acknowledges, renews and extends its continued liability thereunder, and agrees that each such Loan Document remains in full force and effect, (b) represents and warrants to the Lenders that as of the date hereof, (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date (provided that such materiality qualifier shall not be applicable to any representation or warranty that already is qualified or modified by materiality in the text thereof) and (ii) no Default or Event of Default has occurred and is continuing. The Administrative Agent makes no representation or warranty as to the validity or sufficiency of this Agreement or with respect to the recitals contained herein, all of which recitals are made solely by the other parties hereto.
Section 3.05    Counterparts. The parties hereto may sign one or more copies of this Agreement in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission or other electronic transmission (e.g., a “pdf” or “tiff”) shall be effective delivery as delivery of a manually executed counterpart thereof.
Section 3.06    Headings. The headings of the Articles and the sections in this Agreement are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.
[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.
HOLLYFRONTIER CORPORATION,
as Borrower

By:    /s/ Stephen D. Wise
Name:    Stephen D. Wise
Title:    Vice President and Treasurer

[Signature Page to Release of Subsidiary Guarantee]

MUFG UNION BANK, N.A., f/k/a UNION BANK, N.A.
as Administrative Agent

By:    /s/ Brian Hawk
Name: Brian Hawk
Title: Vice President

[Signature Page to Release of Subsidiary Guarantee]

SCHEDULE A

RELEASED SUBSIDIARY GUARANTORS

BLACK EAGLE LLC
EAGLE CONSOLIDATION LLC
ETHANOL MANAGEMENT COMPANY LLC
FRONTIER EL DORADO REFINING LLC
FRONTIER PIPELINE LLC
FRONTIER REFINING & MARKETING LLC
FRONTIER REFINING LLC
HOLLY BIOFUELS LLC
HOLLY PETROLEUM, INC.
HOLLY REALTY, LLC
HOLLY REFINING COMMUNICATIONS, INC.
HOLLY REFINING & MARKETING – TULSA LLC
HOLLY REFINING & MARKETING COMPANY – WOODS CROSS LLC
HOLLY TRANSPORTATION LLC
HOLLY TRANSPORTATION UTAH LLC
HOLLY TRANSPORTATION UTAH SERVICES LLC
HOLLY WESTERN ASPHALT COMPANY
HOLLYFRONTIER PAYROLL SERVICES, INC.
HOLLYFRONTIER REFINING & MARKETING LLC
HOLLYMARKS, LLC
HRM REALTY, LLC
LEA REFINING COMPANY
NAVAJO HOLDINGS, INC.
NAVAJO PIPELINE GP, L.L.C.
NAVAJO PIPELINE LP, L.L.C.
NAVAJO REFINING COMPANY, L.L.C.
NAVAJO WESTERN ASPHALT COMPANY
NAVAHO PIPELINE CO., L.P.
NK ASPHALT PARTNERS

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